UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 10, 2014 (April 7, 2014)
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Avenue, Suite 1200, Irvine, CA		92614
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(949) 864-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2014, Pacific Premier Bank (the “Bank”), which is the wholly-owned bank subsidiary of Pacific Premier Bancorp, Inc. (the “Company”), entered into an employment agreement with Mr. Thomas Rice, 42, pursuant to which Mr. Rice will serve as the Executive Vice President and Chief Operating Officer of the Bank.  Mr. Rice has served as the Senior Vice President and Chief Information Officer of the Bank since November 2008, during which time he has overseen the Bank’s technology and information security functions, as well as the systems conversions and integrations related to acquisition activity.  Prior to joining the Bank, Mr. Rice served as Director of Operations and founding partner at Compushare, Inc., where he oversaw the company’s expansion and system conversions for the company’s bank clients.  Mr. Rice obtained his Bachelor of Science degree in computer information systems from DeVry University in 1998.

In connection with Mr. Rice’s appointment, Mr. Edward Wilcox, the Bank’s current Chief Operating Officer, was appointed Chief Banking Officer of the Bank.  The Bank also entered into amended and restated employment agreements with Mr. Wilcox and Mr. Michael Karr, who serves as the Bank’s Executive Vice President and Chief Credit Officer.  This Current Report on Form 8-K describes the terms of Mr. Rice’s employment agreement and the amended and restated employment agreements of each of Mr. Wilcox and Mr. Karr.  These descriptions are not complete and are qualified in their entirety by reference to the full text of Mr. Rice’s employment agreement, and the amended and restated employment agreements of each of Mr. Wilcox and Mr. Karr, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated into this Item 5.02 by reference.

Mr. Rice’s Employment Agreement

Mr. Rice’s employment agreement  has a term of three (3) years and, on each anniversary of the date of the employment agreement, the term of the employment agreement automatically will extend for an additional one-year period unless Mr. Rice, on the one hand, or the Bank, on the other hand, gives written notice to the other party not less than ninety (90) days prior to the anniversary date of its election not to extend the term of Mr. Rice’s employment agreement, in which case Mr. Rice’s employment agreement will terminate at the conclusion of its remaining term.

Pursuant to his employment agreement, Mr. Rice will receive a minimum base salary of $195,000 per year, which may be increased from time to time in such amounts as may be determined by the Bank’s board of directors. In addition, Mr. Rice will be eligible for a discretionary performance bonus in an amount not to exceed 100% of his base salary, based on his individual performance and the overall performance of the Bank, with the criteria for determining eligibility and the amount of any discretionary performance bonus to be at the discretion of Compensation Committee of the Bank’s board of directors.  Mr. Rice also is entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Bank, to the extent commensurate with his then duties and responsibilities as fixed by the board of directors of the Bank.

Pursuant to Mr. Rice’s employment agreement, the Bank has the right, at any time upon prior notice of termination, to terminate Mr. Rice’s employment for any reason, including, without limitation, termination for “Cause” or “Disability” (each as defined in Mr. Rice’s employment agreement), and Mr. Rice has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

In the event that Mr. Rice’s employment is terminated by (a) the Bank for other than Cause, Disability, or Mr. Rice’s death and such termination occurs within two (2) years following a “Change in Control” (as defined in Mr. Rice’s employment agreement) or (b) Mr. Rice due to a material breach of his employment agreement by the Bank, or for “Good Reason” (as defined in Mr. Rice’s employment agreement), then Mr. Rice will be entitled to receive a lump sum cash severance amount equal to his base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of his termination, less taxes and other required withholding.  In the event that Mr. Rice’s employment is terminated by the Bank for other than Cause, Disability, or Mr. Rice’s death and such termination does not occur in conjunction with a Change in Control or within two (2) years after a Change in Control, then Mr. Rice will be entitled to receive a lump sum cash severance amount equal to the sum of his base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of his termination, less taxes and other required withholding.  In each case, Mr. Rice also will be entitled to receive for a period ending at the earlier of (i) the third anniversary of the date of his termination or (ii) the date of his full-time employment by another employer, at no cost to him, the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of his termination, other than any stock option or other stock compensation plans or bonus plans of the Company or the Bank; provided, however, if his participation in any of these plans, programs or arrangements is barred, the Bank is required to arrange to provide him with benefits substantially similar to those he was entitled to receive under these plans, programs and arrangements prior to the date of his termination.

If the payments and benefits to Mr. Rice upon his termination would constitute a “parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), the payments and benefits payable by the Bank to Mr. Rice pursuant to the terms of his employment agreement  will be reduced, in the manner determined by Mr. Rice, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Bank to Mr. Rice being non-deductible to the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

In the event that Mr. Rice’s employment is terminated by the Bank for Cause, or Mr. Rice terminates his employment other than for Disability or Good Reason, Mr. Rice will have no right to compensation or other benefits for any period after the date of his termination other than for base salary accrued through the date of his termination. In the event that Mr. Rice’s employment is terminated as a result of Disability or death during the term of the his employment agreement, Mr. Rice, or his estate in the event of his death, will receive his existing base salary as in effect as of the date of his termination or death, multiplied by one year.

Mr. Rice has agreed that during the term of his employment and after termination of his employment that he will not disclose to any other person or entity, other than in the regular course of business of the Bank, any “Confidential and Proprietary Information” (as defined in Mr. Rice’s employment agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Bank.  Mr. Rice has agreed that during the term of the his employment agreement and for two (2) years after the date of his termination, he will not hire or solicit or attempt to solicit for hire, or encourage another person to  hire, a “Covered Employee” (as defined in Mr. Rice’s employment agreement).

Mr. Wilcox’s Amended and Restated Employment Agreement

Mr. Edward Wilcox and the Bank entered into an amended and restated employment agreement dated April 7, 2014 that provides for the employment of Mr. Wilcox as the Senior Executive Vice President and Chief Banking Officer of the Bank.  Mr. Wilcox’s amended and restated employment agreement has a term of three (3) years, and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Bank’s board of directors, unless Mr. Wilcox, on the one hand, or the Bank, on the other hand, gives written notice to the other party not less than ninety (90) days prior to the anniversary date of its election not to extend the term of Mr. Wilcox’s amended and restated employment agreement, in which case Mr. Wilcox’s amended and restated employment agreement will terminate at the conclusion of its remaining term.

Pursuant to his amended and restated employment agreement, Mr. Wilcox will receive a minimum base salary of $265,000 per year, which may be increased from time to time in such amounts as may be determined by the Bank’s board of directors. In addition, Mr. Wilcox will be eligible for a discretionary performance bonus not to exceed 100% of his base salary, based on his individual performance and the overall performance of the Bank, with eligibility and the amount of any such bonus to be at the discretion of the Compensation Committee of the Bank’s board of directors.  Mr. Wilcox is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Bank, to the extent commensurate with Mr. Wilcox’s then duties and responsibilities as fixed by the board of directors of the Bank.

Pursuant to Mr. Wilcox’s employment agreement, the Bank has the right, at any time upon prior notice of termination, to terminate Mr. Wilcox’s employment for any reason, including, without limitation, termination for “Cause” or “Disability” (each as defined in Mr. Wilcox’s employment agreement), and Mr. Wilcox has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

In the event that Mr. Wilcox’s employment is terminated by (a) the Bank for other than Cause, Disability, or Mr. Wilcox’s death and such termination occurs within two (2) years following a “Change in Control” (as defined in Mr. Wilcox’s employment agreement) or (b) Mr. Wilcox due to a material breach of his employment agreement by the Bank, or for “Good Reason” (as defined in Mr. Wilcox’s employment agreement), then Mr. Wilcox will be entitled to receive a lump sum cash severance amount equal to his base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of his termination, less taxes and other required withholding.  In the event that Mr. Wilcox’s employment is terminated by the Bank for other than Cause, Disability, or Mr. Wilcox’s death and such termination does not occur in conjunction with a Change in Control or within two (2) years after a Change in Control, then Mr. Wilcox will be entitled to receive a lump sum cash severance amount equal to the sum of his base salary as in effect immediately prior to the date of his termination plus his incentive bonus for the previous year, less taxes and other required withholding.  In each case, Mr. Wilcox also will be entitled to receive for a period ending at the earlier of (i) the third anniversary of the date of his termination or (ii) the date of his full-time employment by another employer, at no cost to him, the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of his termination, other than any stock option or other stock compensation plans or bonus plans of the Company or the Bank; provided, however, if his participation in any of these plans, programs or arrangements is barred, the Bank is required to arrange to provide him with benefits substantially similar to those he was entitled to receive under these plans, programs and arrangements prior to the date of his termination.

If the payments and benefits to Mr. Wilcox upon his termination would constitute a “parachute payment” under Section 280G of the Code, the payments and benefits payable by the Bank to Mr. Wilcox pursuant to the terms of his employment agreement  will be reduced, in the manner determined by Mr. Wilcox, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Bank to Mr. Wilcox being non-deductible to the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

In the event that Mr. Wilcox’s employment is terminated by the Bank for Cause, or Mr. Wilcox terminates his employment other than for Disability or Good Reason, Mr. Wilcox will have no right to compensation or other benefits for any period after the date of his termination other than for base salary accrued through the date of his termination. In the event that Mr. Wilcox’s employment is terminated as a result of Disability or death during the term of the his employment agreement, Mr. Wilcox, or his estate in the event of his death, will receive his existing base salary as in effect as of the date of his termination or death, multiplied by one year.

Mr. Wilcox has agreed that during the term of his employment and after termination of his employment that he will not disclose to any other person or entity, other than in the regular course of business of the Bank, any “Confidential and Proprietary Information” (as defined in Mr. Wilcox’s employment agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Bank.  Mr. Wilcox has agreed that during the term of the his employment agreement and for two (2) years after the date of his termination, he will not hire or solicit or attempt to solicit for hire, or encourage another person to  hire, a “Covered Employee” (as defined in Mr. Wilcox’s employment agreement).

Mr. Karr’s Amended and Restated Employment Agreement

Mr. Michael Karr and the Bank entered into an amended and restated employment agreement dated April 7, 2014 that provides for the employment of Mr. Karr as the Executive Vice President and Chief Credit Officer of the Bank.  Mr. Karr’s amended and restated employment agreement has a term of three (3) years, and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Bank’s board of directors, unless Mr. Karr, on the one hand, or the Bank, on the other hand, gives written notice to the other party not less than ninety (90) days prior to the anniversary date of its election not to extend the term of Mr. Karr’s amended and restated employment agreement, in which case Mr. Karr’s amended and restated employment agreement will terminate at the conclusion of its remaining term.

Pursuant to his amended and restated employment agreement, Mr. Karr will receive a minimum base salary of $225,000 per year, which may be increased from time to time in such amounts as may be determined by the Bank’s board of directors. In addition, Mr. Karr will be eligible for a discretionary performance bonus not to exceed 100% of his base salary, based on his individual performance and the overall performance of the Bank, with eligibility and the amount of any such bonus to be at the discretion of the Compensation Committee of the Bank’s board of directors.  Mr. Karr is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Bank, to the extent commensurate with Mr. Karr’s then duties and responsibilities as fixed by the board of directors of the Bank.

Pursuant to Mr. Karr’s employment agreement, the Bank has the right, at any time upon prior notice of termination, to terminate Mr. Karr’s employment for any reason, including, without limitation, termination for “Cause” or “Disability” (each as defined in Mr. Karr’s employment agreement), and Mr. Karr has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

In the event that Mr. Karr’s employment is terminated by (a) the Bank for other than Cause, Disability, or Mr. Karr’s death and such termination occurs within two (2) years following a “Change in Control” (as defined in Mr. Karr’s employment agreement) or (b) Mr. Karr due to a material breach of his employment agreement by the Bank, or for “Good Reason” (as defined in Mr. Karr’s employment agreement), then Mr. Karr will be entitled to receive a lump sum cash severance amount equal to his base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of his termination, less taxes and other required withholding.  In the event that Mr. Karr’s employment is terminated by the Bank for other than Cause, Disability, or Mr. Karr’s death and such termination does not occur in conjunction with a Change in Control or within two (2) years after a Change in Control, then Mr. Karr will be entitled to receive a lump sum cash severance amount equal to the sum of his base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of his termination, less taxes and other required withholding.  In each case, Mr. Karr also will be entitled to receive for a period ending at the earlier of (i) the third anniversary of the date of his termination or (ii) the date of his full-time employment by another employer, at no cost to him, the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of his termination, other than any stock option or other stock compensation plans or bonus plans of the Company or the Bank; provided, however, if his participation in any of these plans, programs or arrangements is barred, the Bank is required to arrange to provide him with benefits substantially similar to those he was entitled to receive under these plans, programs and arrangements prior to the date of his termination.

If the payments and benefits to Mr. Karr upon his termination would constitute a “parachute payment” under Section 280G of the Code, the payments and benefits payable by the Bank to Mr. Karr pursuant to the terms of his employment agreement  will be reduced, in the manner determined by Mr. Karr, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Bank to Mr. Karr being non-deductible to the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

In the event that Mr. Karr’s employment is terminated by the Bank for Cause, or Mr. Karr terminates his employment other than for Disability or Good Reason, Mr. Karr will have no right to compensation or other benefits for any period after the date of his termination other than for base salary accrued through the date of his termination. In the event that Mr. Karr’s employment is terminated as a result of Disability or death during the term of the his employment agreement, Mr. Karr, or his estate in the event of his death, will receive his existing base salary as in effect as of the date of his termination or death, multiplied by one year.

Mr. Karr has agreed that during the term of his employment and after termination of his employment that he will not disclose to any other person or entity, other than in the regular course of business of the Bank, any “Confidential and Proprietary Information” (as defined in Mr. Karr’s employment agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Bank.  Mr. Karr has agreed that during the term of the his employment agreement and for two (2) years after the date of his termination, he will not hire or solicit or attempt to solicit for hire, or encourage another person to  hire, a “Covered Employee” (as defined in Mr. Karr’s employment agreement).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

10.1	Employment Agreement by and between Thomas Rice and Pacific Premier Bank, dated April 7, 2014.
10.2	Amended and Restated Employment Agreement by and between Edward Wilcox and Pacific Premier Bank, dated April 7, 2014.
10.3	Amended and Restated Employment Agreement by and between Michael Karr and Pacific Premier Bank, dated April 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	April 10, 2014	By:	/s/ STEVE GARDNER
Steve Gardner
President and Chief Executive Officer